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                                 EXHIBIT 23.1
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The Board of Directors
Checkers Drive-In Restaurants, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
Tampa, Florida
July 27, 2001